EXHIBIT 10.1

          U.S. POSTAL SERVICE:  OFFER AND AWARD STANDARD
          1. CONTRACT NUMBER 072368-96-B-0741
          2. SOLICITATION NUMBER:  072368-96-A-0099
          3. REQUEST NUMBER:  96-00756      4.  SOC/EC: A
          5. COMMODITY:  7110KN
          ----------------------------------------------------------------
          6.   a. ISSUED BY:      ACO CODE:  072368
               U.S. POSTAL SERVICE
               DENVER PURCHASING & MATERIALS SERVICE CENTER
               3300 S PARKER RD SUITE 400
               AURORA CO 80014-3500

               b. FOR INFORMATION CALL:
               Name:  Karen S. Harris
               Title:  Purchasing Specialist
               Tel:  (303) 369-1224
               (No Collect Calls)
          ----------------------------------------------------------------
          7.  a.  OFFEROR/CONTRACTOR

          AMERICAN LOCKER SECURITY SYSTEMS INC
          PO BOX 489
          JAMESTOWN, NY 14702-0489
               b.  Contact Name:  ROY J. GLOSSER
               c.  Telephone No.:  (800) 828-9118
               d.  TIN/SSN:  16-1068506
               e.  Parent TIN:  16-0338330
               TIN=Taxpayer Identification Number

               f.  Remittance Name and/or Address:  (If different from
               above)
          ----------------------------------------------------------------
          8.  DELIVERY/PERFORMANCE REQUIREMENTS:
                    See Section C
          ----------------------------------------------------------------
          9.  ITEMS & PRICES/GENERAL DESCRIPTION OF REQUIREMENT:
                    See Section A

                                         COPY

          -----------------------------------------------------------------
          10. DISCOUNT FOR PROMPT PAYMENT:
          -----------------------------------------------------------------
          11.  a. ACCEPTED AS TO ITEMS NUMBERED:  60% Items 01,02,03 &
                                                  07*  (Completed by USPS)
                                                  25% Item 08 (OPL Pedestal
                                                  Only) *
          b. GRAND TOTAL:  $0                c. NET TOTAL:
          ----------------------------------------------------------------
          12.  BILLING INSTRUCTIONS (Submit Invoices to):

    INVOICES TO BE SUBMITTED TO CREDIT CARD HOLDER PLACING
               DISTRICT ORDERING OFFICIAL OR ORDER.
          -----------------------------------------------------------------
          13.  SIGNATURES:  OFFEROR/CONTRACTOR    U.S. POSTAL SERVICE

          /s/ Roy J. Glosser  2/21/96        Roy C. Sandusky     3/27/96
          ------------------- --------       ------------------  ---------
          Signature           Date           Signature           Award Date

          ROY J. GLOSSER, JR.                ROY C. SANDUSKY
          --------------------               --------------------
          Name of Person Authorized to       Name of Contracting Officer
          Sign Offer

          VP OPERATIONS
          ---------------
          Title
          -----------------------------------------------------------------
          Distribution:  Original - File    Copy - Contractor
          Items 01-03 - Min.  = 6,000, Max.  = 24,000 units
          Item 07 - Min.  = 1,424, Max.  = 21,000
          Item 08 - Min. = 2, Max. = 7,500

          072368-96-A-0099

                              TABLE OF CONTENTS                        PAGE

          U.S. POSTAL SERVICE SOLICITATION:  STANDARD

          U.S. POSTAL SERVICE:  OFFER AND AWARD STANDARD  . . . . . . . . 1

          PART 1 - SCHEDULE . . . . . . . . . . . . . . . . . . . . . . . 2

          SECTION A - ITEMS AND PRICES  . . . . . . . . . . . . . . . . . 2
               A.1  ACKNOWLEDGMENT OF AMENDMENTS (Clause
                    OB-199) (August 1988)   . . . . . . . . . . . . . . . 4

          SECTION B - SPECIFICATIONS/STATEMENT OF WORK  . . . . . . . . . 5
               B.1  STATEMENT OF WORK/SPECIFICATIONS (Clause
                    OB-7) (October 1992)  . . . . . . . . . . . . . . . . 5

          SECTION C - DELIVERY/PERFORMANCE  . . . . . . . . . . . . . .   7
               C.1  CLAUSES INCORPORATED BY REFERENCE   . . . . . . . . . 7
               C.2  PERIOD OF PERFORMANCE (Clause OB-12) (June 1988)  .   7
                     Alternate III
               C.3  WARRANTY (Clause 2-8) (October 1987)  . . . . . . .   7
               C.4  DEFINITION OF DELIVERY TERMS AND CONTRACTOR'S . . . . 8
                    RESPONSIBILITIES (Clause 2-9) (February 1990)
               C.5  TRANSPORTATION COST ADJUSTMENT (F.O.B.
                    DESTINATION)(Clause OB-113) (July 1988) . . . . . .  11
               C.6  ORDERING  . . . . . . . . . . . . . . . . . . . . .  11
               C.7  OFFICES AUTHORIZED TO PLACE ORDERS(Clause OB-40)
                    (September 1988)  . . . . . . . . . . . . . . . . .  12
               C.8  DELIVERY-ORDER LIMITATIONS  . . . . . . . . . . . .  12
               C.9  INDEFINITE QUANTITY (Clause 5-14)
                    (October 1987)  . . . . . . . . . . . . . . . . . .  12
               C.10 SHIPMENT CONFIRMATION REQUIREMENT . . . . . . . . .  13
               C.11 REPORTS   . . . . . . . . . . . . . . . . . . . . .  13
               C.12 FAILURE TO DELIVER WITHIN FOURTEEN (14) . . . . . .  13
                     DAYS AFTER RECEIPT OF ORDER
               C.13 LIQUIDATED DAMAGES  . . . . . . . . . . . . . . . .  14

          SECTION D - PACKAGING AND MARKING . . . . . . . . . . . . . .  15
               D.1  MARKING REQUIREMENTS (Clause OB-33) (September 1988) 15
               D.2  PRESERVATION AND PACKAGING (Clause
                    OB-32) (June 1988)  . . . . . . . . . . . . . . . .  15
               D.3  SPECIAL INSTRUCTIONS  . . . . . . . . . . . . . . .  15

          SECTION E - INSPECTION AND ACCEPTANCE . . . . . . . . . . . .  16
               E.1  CLAUSES INCORPORATED BY REFERENCE   . . . . . . . .  16
               E.2  CERTIFICATE OF CONFORMANCE (Clause B-5)
                    (October 1987)  . . . . . . . . . . . . . . . . . .  16
               E.3  CONTRACTING OFFICER'S REPRESENTATIVE (COR)  . . . .  16
                    (Clause OB-21) ALTERNATE I (June 1988)
               E.4  DELEGATION OF INSPECTION AND ACCEPTANCE   . . . . .  17

          072368-96-A-0099

                              TABLE OF CONTENTS                        PAGE

                    Clause OB-34) (June 1988)
               E.5  QUALITY ASSURANCE (Clause 2-3) (January 1991) . . .  17

          SECTION F - PAYMENT AND FUNDING . . . . . . . . . . . . . . .  18
               F.1  CLAUSES INCORPORATED BY REFERENCE . . . . . . . . .  18
               F.2  INVOICES (Clause B-20) (June 1988)  . . . . . . . .  18
               F.3  PAYMENT DUE DATE (Clause OB-22) (June 1988) . . . .  19
               F.4  METHOD OF PAYMENT (Clause OB-23) (June 1988)  . . .  19

          SECTION G - SPECIAL CLAUSES . . . . . . . . . . . . . . . . .  21
               G.1  CONTRACT TYPE (Clause B-3) (February 1991)  . . . .  21
               G.2  ORDER OF PRECEDENCE (Clause B-29) (February 1991) .  21

          PART 2 - CLAUSES AND ATTACHMENTS  . . . . . . . . . . . . . .  22

          SECTION H - GENERAL CLAUSES . . . . . . . . . . . . . . . . .  22
               H.1  CLAUSES INCORPORATED BY REFERENCE . . . . . . . . .  22
               H.2  CHANGES (Clause B-2) (October 1987)   . . . . . . .  22
               H.3  CLAIMS AND DISPUTES (Clause B-9) (June 1988)  . . .  23
               H.4  PRICING OF ADJUSTMENTS (Clause B-10) (October 1987)  24
               H.5  TERMINATION FOR CONVENIENCE (Clause B-11) . . . . .  25
                    (October 1987)
               H.6  TERMINATION FOR DEFAULT (Clause B-13) (October 1987)
                                                                         27
               H.7  OPTION TO EXTEND THE TERM OF THE CONTRACT   . . . .  28
                    (Clause 2-20) (October 1987)
               H.8 PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA 29 (Clause 5-22) (July 1995)
               H.9 SUBCONTRACTOR COST OR PRICING DATA (Clause 5-23) . 29 (October 1987)
               H.10 QUALIFICATION REQUIREMENTS--COMPONENTS OF END ITEMS  29
                    (Clause OB-52) (June 1988)

          SECTION I - LIST OF ATTACHMENTS . . . . . . . . . . . . . . .  31

          PART 3 - SOLICITATION PROVISIONS  . . . . . . . . . . . . . .  32

          SECTION J - INSTRUCTIONS TO OFFERORS  . . . . . . . . . . . .  32
               J.1 SUBMISSION OF FINANCIAL STATEMENTS (Provision OA-27) 32 (July 1988)
               J.2  TYPE OF CONTRACT (Provision 5-1) (October 1987)   .  32
               J.3  AMENDMENTS TO PROPOSALS (Provision OA-3)
                    (June 1988) . . . . . . . . . . . . . . . . . . . .  32
               J.4 INSTRUCTIONS FOR THE PREPARATION OF TECHNICAL . . . 33 AND/OR BUSINESS PROPOSALS

          SECTION K - SOLICITATION NOTICES AND PROVISIONS . . . . . . .  34
               K.1  PROVISIONS INCORPORATED BY REFERENCE  . . . . . . .  34
               K.2  LABOR INFORMATION (Provision A-13) (October 1987) .  34

          072368-96-A-0099

                              TABLE OF CONTENTS                        PAGE

               K.3  WARRANTY INFORMATION (Provision 2-1) (October 1987)  34
               K.4 NOTICE OF SMALL, MINORITY-OWNED, AND WOMAN-OWNED . 34 BUSINESS SUBCONTRACTING REQUIREMENTS
                    (Provision 10-1) (February 1992)
               K.5 PREAWARD EQUAL OPPORTUNITY COMPLIANCE REVIEW . . . 35 (Provision 10-5) (April 1989)
               K.6 POSTAWARD ORIENTATION CONFERENCE (Provision OA-5) . 35 (June 1988)
               K.7  NOTICE OF PREAWARD SURVEY (Provision OA-34) . . . .  35
                    (June 1988)
               K.8  PREQUALIFIED SOURCES OR SERVICE SUPPLIERS AND APPROVED
                    PRODUCTS (Provision OA-38) (June 1988)  . . . . . .  36

          SECTION L - REPRESENTATIONS AND CERTIFICATIONS  . . . . . . .  37
               L.1 TYPE OF BUSINESS ORGANIZATION (Provision A-20) . . 37 (December 1989)
               L.2 PARENT COMPANY AND TAXPAYER IDENTIFICATION NUMBER . 38 (Provision A-21) (October 1987)
               L.3  AUTHORIZED NEGOTIATORS (Provision A-22)
                    (October 1987)  . . . . . . . . . . . . . . . . . .  39
               L.4  PLACE OF PERFORMANCE (Provision A-23)
                    (October 1987)  . . . . . . . . . . . . . . . . . .  39
               L.5 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION . . 39 (Provision 1-1) (October 1987)
               L.6  CONTINGENT FEE REPRESENTATION (Provision 1-2)
                    (October 1987)  . . . . . . . . . . . . . . . . . .  40
               L.7  REGULAR DEALER/MANUFACTURER REPRESENTATION (Provision
                    10-2) (October 1987)  . . . . . . . . . . . . . . .  40
               L.8  CERTIFICATION OF NONSEGREGATED FACILITIES
                    (Provision 10-3) (October 1987) . . . . . . . . . .  41
               L.9 EQUAL OPPORTUNITY AFFIRMATIVE ACTION PROGRAM . . . 41 (Provision 10-4) (April 1989)
               L.10 BUY AMERICAN CERTIFICATE--SUPPLIES (Provision 10-7)  42
                    (October 1987)
               L.11 CLEAN AIR AND WATER CERTIFICATION (Provision 10-9)   42
                    (October 1987)

          SECTION M - EVALUATION AND AWARD FACTORS  . . . . . . . . . .  43
               M.1  EVALUATION OF PROPOSALS FOR MULTIPLE AWARDS   . . .  43
               M.2  EVALUATION OF OPTIONS   . . . . . . . . . . . . . .  43
               M.3  EVALUATION QUANTITIES -- INDEFINITE DELIVERY
                    CONTRACT  . . . . . . . . . . . . . . . . . . . . .  43
               M.4  CONTRACT AWARD AND PROPOSAL EVALUATION  . . . . . .  43
               M.5  ADRESSING THE TECHNICAL/MANAGEMENT EVALUATION
               CRITERIA . . . . . . . . . . . . . . . . . . . . . . . .  44

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          072368-96-A-0099

                              TABLE OF CONTENTS                        PAGE

          INSTRUCTIONS FOR QUARTERLY REPORT OF SMALL, MINORITY-OWNED, . . 1
                    AND WOMAN-OWNED BUSINESS SUBCONTRACTS
          QUARTERLY REPORT OF SMALL, MINORITY-OWNED   . . . . . . . . . . 2
                    AND WOMAN-OWNED BUSINESS SUBCONTRACTS

          072368-96-A-0099


                                                            Section A
                                  PART 1 - SCHEDULE
                                  -----------------

                             SECTION A - ITEMS AND PRICES
                             ----------------------------

               The contractor shall provide Neighborhood Delivery & Collection Box Units (NDCBUs), Outdoor Parcel Lockers (OPLs), Cluster Box Units (CBUs), and replacement pedestals as listed below on an FOB Destination basis (for the purpose of loss); however, contractor must pre-pay freight and add actual freight cost as a separate line item to the CBU/NDCBU/OPL invoice. For evaluation purposes, please insert dock price (origin) on lines provided below. Price for CBU, NDCBU, and OPL includes box and pedestal.

          NOTE: Contractor may only complete pricing information on those units that have been tested for compliance with Postal Service requirements and are approved for purchase.

          ITEM    SUPPLIES/      QTY  UNIT UNIT PRICE($) EXT. PRICE($)
          NO      SERVICES
          01    CBU Type I
              (Minimum Quantity) 3,333 Ea.   928.85      3,095,857.05 (1)
                                             -------   --------------
          02    CBU Type II
              (Minimum Quantity) 3,333 Ea.  1012.99                   (2)
                                            -------    ---------------
          03    CBU Type III
              (Minimum Quantity) 3,333 Ea.   992.92      3,309,402.36 (1)
                                             ------    ---------------
                                               Sub Total 9,806,352.60
                                                         -------------
          04   NDCBU Type I
             (Minimum Quantity)  1,089 Ea.   NO BID
                                             ------    ---------------
          05   NDCBU Type II
             (Minimum Quantity)  1,884 Ea.   NO BID
                                             ------    ----------------
          06   NDCBU Type III
             (Minimum Quantity)  2,973 Ea.   NO BID
                                             ------    -----------------

                                             Sub Total ------------------

          07   OPL
             (Minimum Quantity)  2,373 Ea.   229.32      544.176.36
                                             -------   ------------------

          072368-96-A-0099

                                             Sub Total   544,176.36
                                                       -------------------

          08   Replacement Pedestals          75.00
             (Minimum Quantity)      12 Ea.     (3)
                                                        ------------------
                                             Sub Total
                                                        ------------------
                                             Grand Total    10,350,528.96
                                                         -----------------

          SEE ATTACHED PAGE 2A FOR NOTES 1, 2 AND 3

          The period of performance for items 01 through 08 is for one year after award of the contract.

          OPTIONS:

          The contract may be renewed, at the option of the Postal Service for the following terms:

          072368-96-A-0099

          Offeror:       American Locker Security Systems
          Solicitation:  072368-96-A-0099
          Date:          2/23/96
          CLIN:          01,02,03,07



                                 ATTACHMENT TO PAGE 2
                              -----------------------


          Notes:

          (1) Reduce price by $72.45 per unit after a total of 20,000 Type I and III units combined. See Schedule J4b7 for tooling recovery detail.

          (2) Reduce price by $28.58 per unit after 15,000 Type II units. See Schedule J4b7 for tooling recovery detail.

          (3)  Replacement Pedestal pricing:

                    OPL pedestal                  $75.00 ea

          072368-96-A-0099

                                                            Section A

          Option 1 - one year from the expiration of the original term Option 2 - one year from the expiration of the first option term Option 3 - one year from the expiration of the second option term Option 4 - one year from the expiration of the third option term provided that notice is sent, in writing, to the contractor, at least sixty (60) days before the end of the preceding contracting term. Vendors may request price adjustments during the sixty day period by submitting a complete pricing proposal as described in Section J.4. All other terms and conditions of this contract will remain the same during any renewal term unless stated otherwise herein.

          NOTES:

               Award will be made to the offeror(s) whose proposal(s) contain(s) the combination of those evaluation criteria offering the best overall value to the Postal Service. This will be determined by comparing differences in the value of technical and management features with differences in cost to the Postal Service. In making this comparison, the Postal Service is concerned with striking the most advantageous balance between technical and management features and cost to the Postal Service.

               The Postal Service is only obligated to purchase a combined total of 10,000 (any combination of Items 01, 02, and 03), a combined total of 5,946 (any combination of Items 04, 05, and 06), a total of 2,373 of Item 07, and 12 of Item 08, during the initial period of performance. The total minimum requirement in each classification (NDCBUs and CBUs is divided among Type I, Type II, and Type III for evaluation purposes only.

               If more than one award is made, percentages of the minimum totals will be distributed among the successful contractors based on Postal needs and current vendor production capabilities.

               In the event Neighborhood Delivery and Collection Box Units (NDCBUs) and Outdoor Parcel Lockers (OPLs) are removed from the contract during the initial period of performance, it is envisioned additional CBUs will be ordered.

               Minimum and maximum quantities for part or all of the items will be renegotiated prior to exercising each option year based on Postal needs and the success of Postal efforts to convert from the use of NDCBUs and OPLs to CBUs.

               Maximum expected usage during the initial term of the contract is as follows: a combined total of 40,000 for Items 01,

          072368-96-A-0099

          02, and 03, a combined total of 75,000 for Items 04, 05, and 06, a total of 35,000 for item 07, and a total of 30,000 for Item 08.

          WARRANTY: The unit price includes warranty costs of providing warranty coverage for a period of 24 (offeror to insert #) months after delivery of the Neighborhood Collection Box Unit(NDCBU), Outdoor Parcel Locker(OPL), or Cluster Box Unit(CBU). Provisions of the warranty are pursuant to Section C.3, (Clause 2-8) (October 1987) and Section K.3, (Provision 2-1) October 1987).

          NOTE:  SEE ATTACHED WARRANTY DESCRIPTION

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          072368-96-A-0099

                                       WARRANTY


          Contractor warrants that the Cluster Box Units (CBU's) and Outdoor Parcel Lockers (OPL's) supplied under this Contract will be free from defects in materials and workmanship under normal use and service for a period of two years after delivery to the United States Postal Service. This warranty shall exclude
          (i) components supplied or specified by the Postal Service including the patron's lock, the "Arrow" lock, and the "306P" lock; (ii) damage to CBU's/OPL's caused by abuse, misuse, vandalism or accident; and (iii) obligations for the actual removal of defective components and installation of replacement components. The obligations of Contractor under this warranty shall be limited to the repair or replacement of the defective part at Contractor's election and expense and the delivery by Contractor, freight prepaid, of such repaired or replacement part to the location where the CBU/OPL was originally delivered.

          072368-96-A-0099

                                                       Section A

          A.1 ACKNOWLEDGMENT OF AMENDMENTS (Clause OB-199) (August 1988)

               The offeror acknowledges receipt of amendments to the solicitation numbered and dated as follows:

          Amendment Number    Date            Amendment Number   Date

          A01                 1/25/96
          ----------------    --------       ------------------  -------
          ----------------    --------       ------------------  -------
          ----------------    --------       ------------------  -------

          072368-96-A-0099

                     SECTION B - SPECIFICATIONS/STATEMENT OF WORK
                     --------------------------------------------

          B.1  STATEMENT OF WORK/SPECIFICATIONS (Clause OB-7)
               (October 1992)

                    This is an Indefinite Quantity/Indefinite Delivery
               contract implementing the "Just-In-Time" principles described below.

                    Just-In-Time as used in this solicitation is defined as
               a partnering relationship between the vendor and the U S Postal Service whereby the vendor agrees to produce, store, and deliver the requested supplies in a manner to allow Postal facilities to order on an as-needed basis.

                    In this particular solicitation, the delivery
               requirement is fourteen (14) days from the date the supplier receives a request from an Ordering Official to receipt of the equipment at the destination.

                    In keeping with the Postal objectives to minimize the
               amount of equipment warehoused, a "Just-In-Time" delivery proposal for this procurement shall be prepared by the vendor (See Section J). The proposal shall include a plan and method to distribute equipment to Postal field offices nationwide on demand. See Section M.4 for evaluation criteria that must also be addressed in the proposal. In addition to the solicitation and proposal, the vendor must submit a full Bill of Materials (e.g., materials, labor, OH, GA & profit) for each item to be supplied.

                    The contractor must furnish the necessary personnel,
               material, equipment, services, and facilities (except as otherwise specified) to perform the Specifications/Statement of Work described in this Section.

                    The contractor shall provide telecommunications
               including facsimile machine and automated data processing equipment for data entry and printing of electronic information to be used for orders, reports, shipping labels and shipment notices (post cards or similar correspondence). The automated data processing equipment should consist of a personal computer, keyboard, modem, printer and software, that at a minimum, are capable of accepting ASCII files.

                    The Postal Service shall provide order and shipping
               information from the field by mail or fax using the One-Page Delivery Order form (see attached sample), in

          072368-96-A-0099

               electronic format from a Postal Service computer, or orally using the VISA credit card.

                    At the outset of the program, orders are to be placed
               by the Administrative Support Office or the Growth Coordinator in each of the eighty-five U S Postal Service District Offices using the One-Page Delivery Order form or orally by any authorized VISA credit card holder (in accordance with U S Postal Service Handbook AS709, credit card orders may not exceed $10,000).

                    The Postal Service may install a process to provide
               order and shipping information in electronic format from a Postal Service host computer located at Inventory Control in Topeka, KS, or via e mail through a direct order process using an enhanced version of the Approved Sources Delivery Management System (ASDMS) developed by USPS Quality Improvement. Data format will be in flat files or other format as agreed to by the contractor and the Postal Service.

                    Requestor may mix and match NDCBUs/OPLs and CBU types,
               but in the event an order is in excess of 100 units, or if one District requests in excess of 300 units in one month, the vendor must assess his ability to supply the requested quantity without jeopardizing the program. If it appears the order(s) will cause a delay in shipment of any other order under the program, the vendor must refuse the order or coordinate with the Manager of the affected District's Purchasing and Materials Service Center.

                    Vendors shall consider any and all post offices as
               possible shipping destinations. At the outset of the program, freight on all orders will be FOB Destination for the purpose of loss; however, vendor must prepay freight and add the actual freight cost as a separate line item on the CBU/NDCBU/OPL invoice. A copy of the freight bill must be attached to the invoice. The vendor is to mail invoices for boxes and freight to the Ordering Official for certification and payment.

                    As the program develops, the "pre-pay and add actual
               freight" arrangement may be replaced with Government Bill of Ladings provided to the vendor by the Postal Service. If this occurs, the contract delivery terms will be changed to FOB Origin.

                    Vendor must provide monthly reports of all orders and
               shipments to those District Ordering Officials who placed orders during the preceding month, and a summary report of

          072368-96-A-0099

               all orders placed to the Contracting Officer Representative located at the Denver Purchasing and Materials Service Center (Section E.3).

                    WARRANTY:  The supplies delivered under this contract
               shall be warranted for the period inserted by the vendor in the last paragraph of Section A, Items and Prices.

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          072368-96-A-0099

                           SECTION C - DELIVERY/PERFORMANCE
                           --------------------------------

          C.1  CLAUSES INCORPORATED BY REFERENCE

                    The following clauses are incorporated by reference as
               if set forth in full text. The full text versions of these clauses are available upon request. Procurement Manual (USPS Publication 41) references are shown in parentheses.

               CLAUSE
               NUMBER    DATE           TITLE

                B-6      October 1987   RECEIVING REPORTS
                B-15     October 1987   NOTICE OF DELAY
                B-16     October 1987   SUSPENSIONS AND DELAYS (PM B.2.1)
                B-19     October 1987   EXCUSABLE DELAYS (PM B.2.1)

          C.2  PERIOD OF PERFORMANCE (Clause OB-12) (June 1988)
                Alternate III

                    The performance period and time of delivery will be
               specified in each delivery/task order issued under this contract.

          C.3  WARRANTY (Clause 2-8) (October 1987)

                    a. The contractor warrants, for the period specified in the Schedule, that all supplies furnished under this contract, including packaging and markings, will be free from defects in material or workmanship and will conform with the specifications and all other requirements of this contract.

                    b. Within the time specified ln the Schedule, the contracting officer must give written notice to the contractor of any breach of warranty and either -

                         1. Require the prompt correction or replacement of any defective or nonconforming supplies; or

                         2. Retain them, reducing the contract price by an amount equitable under the circumstances.

                    c. When return for correction or replacement is required, the contractor is responsible for all costs of transportation and for risk of loss in transit.

                    d. If the contractor fails or refuses to correct or replace the defective or nonconforming supplies, the

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          072368-96-A-0099

               contracting officer may correct or replace them with similar supplies and charge to the contractor any cost to the Postal Service. In addition, the contracting officer may dispose of the nonconforming supplies, with reimbursement from the contractor or from the proceeds for excess costs.

                    e. Any supplies corrected or furnished in replacement are subject to this clause.

                    f. "Supplies," as used in this clause, includes related services.

                    g. The rights and remedies of the Postal Service provided in this clause are in addition to, and do not limit, any rights afforded to the Postal Service by any other clause of the contract.

          C.4  DEFINITION OF DELIVERY TERMS AND CONTRACTOR'S
               RESPONSIBILITIES (Clause 2-9) (February 1990)

                    a. If the contract specifies f.o.b. destination, the following apply:

                         1. F.o.b. destination. Delivery, free of expense to the Postal Service, to the specified delivery point.

                         2. F.o.b. destination, within the consignee's premises. Delivered free of expense to the Postal Service, within the doors of the specified building, including delivery to specific rooms when specified.

                         3.  The contractor must:

                         (a) Pack and mark shipments to comply with
               contract specifications or, in their absence, prepare shipments in accordance with carrier requirements;

                         (b) Prepare and distribute commercial bills of
               lading;

                         (c) Be responsible for loss or damage occurring
               before receipt at the specified point of delivery;

                         (d) Furnish a delivery schedule and designate mode
               of delivery;

                         (e) Bear all delivery costs to the specified point
               of delivery; and

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          072368-96-A-0099

                         (f) Deliver goods, that meet the prescribed
               physical limitations of the current USPS Domestic Mail Manual, either by its own personnel/equipment or by use of the United States Postal Service, unless the contracting officer grants a waiver of this requirement.

                    b. If the contract specifies delivered postal facility, door, platform, or private siding, the following apply:

                         1. Delivered postal facility, door, platform, or private siding. Delivery free of expense to the Postal
               Service:

                         (a) To the door of postal facilities having no
               platforms or private siding;

                         (b) On the platform at postal facilities having
               platforms but no private siding; or

                         (c) On the private siding at postal facilities
               having private siding.

                         2. In addition to fulfilling the requirements of the Responsibility for Supplies clause, the contractor must:

                         (a) Pack and mark shipments to protect the goods
               from normal transportation hazards, promote prompt delivery, and comply with packing and marking specifications of the contract;

                         (b) Unload material at the door or on the platform
               in the case of b.1(a) and (b) above, free of expense to the Postal Service;

                         (c) Properly prepare and distribute commercial
               bills of lading; and

                         (d) Be responsible for loss or damage occurring
               before delivery to the specified delivery point.

                    c. If the contract specifies f.o.b. origin, the following apply:

                         1.  F.o.b. origin:

                         (a) Delivery on board the indicated type of
               conveyance of the carrier (or of the Postal Service), free of expense to the Postal Service, to the specified point from which the shipment will be made and from which line

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          072368-96-A-0099

               haul transportation service (as distinguished from switching, local drayage, or other terminal service) begins; or

                         (b) Delivered by the contractor, free of expense
               to the Postal Service, to any Postal Service designated point located within the same commercial zone (as prescribed by the Interstate Commerce Commission) as the f.o.b. point named in the contract.

                         2.  The contractor must:

                         (a) Pack and mark shipments to comply with
               contract specifications or, in their absence, prepare the shipment in accordance with carrier requirements and good commercial practices and secure the lowest applicable transportation charge.

                         (b) Order specified carrier equipment when
               requested by the Postal Service. Otherwise, order appropriate carrier equipment not in excess of capacity to accommodate the shipment.

                         (c) When loaded by the contractor, load, stow,
               trim, block, and/or brace shipments as required by the carrier's rules and regulations.

                         (d) Be responsible for loss or damage occurring
               before delivery to the carrier; and for loss or damage due to improper packing/marking and, when loaded by the contractor, from improper loading, stowing, trimming, blocking, and/or bracing of the shipment.

                         (e) Complete the Government bill of lading
               supplied by the Postal Service or, when none is supplied, prepare a commercial bill of lading or other transportation receipt, to show:

                              (1) A description of the shipment in terms of
               the governing freight classification or tariff under which the lowest freight rates are applicable;

                              (2) The seals affixed to the conveyance,
               including the serial number on them, or other identification;

                              (3) The length and capacity of cars or trucks
               ordered and furnished;

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          072368-96-A-0099

                              (4) Other pertinent information required to
               effect prompt delivery to the consignee, including the routing and the name, delivery, and postal address of the consignee;

                              (5) Special instructions or annotations
               requested by the Postal Service for commercial bills of lading; for example:

                                   (i) "To be converted to a Government
               bill of lading," and

                              (6) The signature of carrier's agent and date
               the shipment is received.

                         (f) Distribute the bill of lading, or other
               transportation receipt, as directed by the Postal Service.

                         (g) Supply with each invoice a memorandum copy of
               the Government bill of lading, clearly indicating the signature of the carrier's agent, date of pickup and the weight accepted by the carrier. If the weight is determined by the carrier after pickup, it must be annotated on the memorandum copy of the Government bill of lading along with the following:

                    "I certify that the weight information is that obtained from the carrier.

                     Signed:                            "
                              --------------------------

                    3. F.o.b. origin prices include delivery by the contractor, free of expense to the Postal Service, to any Postal Service designated point located within the same commercial zone (as prescribed by the Interstate Commerce Commission) as the f.o.b. point named in the contract.

                    4. Where delivery is to be made to points not included under paragraph 3 above, either of the following apply:

                         (a) If the Postal Service has not specified
               otherwise, the contractor must ship on Government bills of lading.

                         (b) If the Postal Service specifies that shipment
               is to be made on endorsed commercial bills of lading for transportation charges up to $100, the contractor will be required to prepay all transportation charges, not to exceed $100, per shipment, as follows:

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          072368-96-A-0099

                         (1) Delivery to the door of the specified
               destination by freight or express common carriers on articles for which store-to-door delivery is provided free, or subject to a charge pursuant to published tariffs or schedules filed with the Federal and/or State regulatory bodies governing such carriers.

                         (2) Delivery to siding at destination if not
               covered under (1) above.

                         (3) Delivery to the freight station nearest
               destination if not covered under (1) or (2) above.

                         (4) The contractor must annotate the commercial
               bill of lading as follows:

                         "Property of the United States Postal Service."

                         (5) The actual transportation costs, not to exceed
               $100 per shipment, will be added to the contractor's invoice as a separate item. The cost must be based on the lowest published rate on file with the Interstate Commerce Commission or any State regulatory body. They must be supported by freight or express receipts marked "prepaid." If receipts are not obtainable, annotate the invoice as follows:

                    "I certify that the items identified on this invoice were shipped prepaid and freight or express receipts in support thereof are not obtainable:

                    ----------------------------------------------
                                         Name

                    Destination:  _____________________________
                    Names of carriers:  _______________________
                    Weight of shipment:  ______________________
                    Transportation charges claimed:  __________"

                    5. The Postal Service reserves the right to specify the mode of transportation and routing to be employed.

          C.5 TRANSPORTATION COST ADJUSTMENT (F.O.B. DESTINATION) (Clause OB-113) (July 1988)

                    The contracting officer may direct a mode of
               transportation different from that planned by the contractor at time of contract award. If this directed mode results in an increased or decreased transportation cost to the contractor, the contractor shall make the cost adjustment to

                                        - 22 -
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          072368-96-A-0099

               the contractor's invoice as a separate line item and support the adjustment with the following certification:

                    I certify that the [check one] ( ) increased ( )
               decreased transportation cost for the item(s) cover by [enter contract number] resulted from the direction of a mode of transportation not planned by the contractor at time of contract award.

               _______________________________________________________
               Signature of Contractor's Representative           Date

          C.6  ORDERING

                    a. Supplies or services to be furnished under this contract will be ordered by issuance of delivery orders, electronic orders, or credit card orders during the period and by the activities specified in the Schedule.

                    b. Orders may be issued in writing, orally, by fax, electronically, or by e mail. Credit card phone orders or orders sent by fax, electronically or by e mail are considered received the same day if sent before 2:00 p.m., Eastern Standard Time. If order is sent after 2:00 p.m. Eastern Standard Time, it will be considered received on the following work day (Monday through Friday, excluding holidays). The delivery time period starts on the date of receipt at vendors place of business for orders sent by mail.

                    c. All orders are subject to the terms and conditions of this contract. If there is any conflict between a delivery order, credit card order, fax order, e mail order, or electronic order and this contract, the contract is controlling.

          C.7  OFFICES AUTHORIZED TO PLACE ORDERS (Clause OB-40)
               (September 1988)

                    Supplies or services to be furnished under this
               contract will be ordered by the issuance of delivery orders from the following offices only:

                    The eighty-five District Offices or the ten Purchasing
               and Materials Service Centers may use the One-Page Delivery Order form to place orders. The Ordering Official from each District will be either the Growth Coordinator or an appointee from the Administrative Support Office. A list of current Ordering Officials is provided as an attachment to


                                        - 23 -

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          072368-96-A-0099

               this document. Any authorized VISA credit card holder may place orders using the credit card.

                    In the event an electronic ordering process is put in
               place, the Postal Service will advise the contractor of those individuals or offices authorized to place orders.

          C.8  DELIVERY-ORDER LIMITATIONS

                    a. The Postal Service is only obligated to purchase the minimum quantities listed in Section A, Items and Prices for each class of items, for example, NDCBUs, OPLs, or CBUs (the amount awarded may be a percentage of the minimum quantity listed if multiple awards are made).

                    b. Each Postal District is prohibited from ordering in excess of 100 units in any single order, or 300 during any monthly period without the vendor's assurance that the Just-In-Time 14-day delivery requirement of the contract will not be jeopardized and that acceptance of excess quantities from one District will not prohibit other Districts from placing orders against the contract.

                    c. If it is the contractor's intent not to honor an order received, the contractor must return the order to the ordering office within two hours after issuance, with a faxed notice rejecting the order and providing the reason for rejection. If the faxed order is received after 2:00 p.m. Eastern Standard time, the vendor must return the order the morning of the following work day. The Postal Service may then obtain the supplies from another source. If the contractor does not return the order with a notice of rejection as required, the contractor must honor the order as issued and liquidated damages will apply to orders not received in the 14-day time frame.

          C.9  INDEFINITE QUANTITY (Clause 5-14) (October 1987)

                    a. This is an indefinite-quantity contract; the quantities of supplies or services specified in the Schedule are not purchased until ordered.

                    b. Delivery or performance must be as directed in orders issued in accordance with the Ordering clause and the contract Schedule. The contractor must furnish to the Postal Service, when ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum." The Postal Service must order at least the quantity of supplies or services designated in the Schedule as the "minimum." There

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          072368-96-A-0099

               is no limit on the number of orders that may be issued, unless specified in the Delivery-Order Limitations clause or in the contract Schedule. Orders may require delivery to multiple destinations or performance at multiple locations.

                    c. Any order issued during the effective period of this contract and not completed within that period must be completed by the contractor within the time specified in the order, and the rights and obligations of the contractor and the Postal Service with respect to the order will be the same as if the order were completed during the effective period of the contract.

          C.10 SHIPMENT CONFIRMATION REQUIREMENT

                    Contractor shall forward a written notice for each
               shipment to the receiving site, such as a post card, stating:

                    "The NDCBU/OPL/CBU that you ordered on ___________
                    (date), has/have been shipped by __________________ (contractor's name) on ___________ (date), via ________________ (carrier's name) against order number
                    _____________ (identify number), contract number
                    ____________ (identify number). If you have not received your shipment within 14 days of the above date, please contact __________________ (contractor's contact person's name), at __________ (contractor's telephone number, for tracing or replacement."

          C.11 REPORTS

                    The vendor must supply monthly reports of all units
               ordered and all units delivered under this contract. The reports must be sorted by District and a District report must be mailed to each District ordering units during the month. A summary of all units ordered and all units delivered (also sorted by District) must be mailed to the Contracting Officer at the Denver P&MSC. The reports must be further sorted by Delivery Orders versus Credit Card Orders. At a minimum, the reports must contain the following information: order number, order date, ship date, delivery date, delivery point, type and number of boxes ordered, and invoice number. Reports may be completed using the Approved Sources Delivery Management System
               (ASDMS) software developed by USPS Quality Improvement, or similar software.

          C.12 FAILURE TO DELIVER WITHIN FOURTEEN (14) DAYS AFTER RECEIPT
               OF ORDER

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          072368-96-A-0099

                    The contractor's failure to deliver within fourteen
               (14) days after receipt of order shall allow the Postal Service the option of giving the order to another source or take other appropriate action. Contractor's failure to perform will subject contractor to the Liquidated Damages Clause in Section C.13.

                    Should the Postal Service exercise the option to go to
               another source for those quantities the contractor failed to deliver within 14 days after receipt of order, the Postal Service shall deduct those same quantities from the minimum quantities indicated in Section A and the Postal Service shall no longer guarantee ordering those units.

          C.13 LIQUIDATED DAMAGES

                    a. If the contractor fails to deliver the supplies within fourteen days after receipt of order, as specified in this contract, the contractor must, in place of actual damages, pay to the Postal Service $.20 per unit as liquidated damages for each calendar day of delay.

                    b. The contractor will not be charged with liquidated damages when the delay in delivery arises out of causes beyond the control and without the fault or negligence of the contractor, or its subcontractors or suppliers.

























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          072368-96-A-0099

                          SECTION D - PACKAGING AND MARKING
                        -------------------------------------

          D.1  MARKING REQUIREMENTS (Clause OB-33) (September 1988)

                    The contractor must mark/stencil all shipping
               containers as follows:

                    United States Postal Service (Description of
                    Contents) (Contract No.) (Delivery Order No., if
                    any) (Contractor' Name and Address)

                    Parenthetical part of marking requires insertion of data by the contractor.

          D.2  PRESERVATION AND PACKAGING (Clause OB-32) (June 1988)

                    Preservation, packing, and packaging must be in
               accordance with good commercial practices to ensure delivery at destination.

          D.3  SPECIAL INSTRUCTIONS

                    All orders must be palletized and CBUs must be strapped
               or shrink-wrapped to pallets. Delivery offices must be notified at least 24 hours in advance of impending deliveries.

                    Certain offices may have special delivery or
               notification requirements. When required, Ordering Officials will clearly mark special instructions on the One-Page Delivery Order form.



















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          072368-96-A-0099

                        SECTION E - INSPECTION AND ACCEPTANCE
                        -------------------------------------

          E.1  CLAUSES INCORPORATED BY REFERENCE

                    The following clauses are incorporated by reference as
               if set forth in full text. The full text versions of these clauses are available upon request. Procurement Manual (USPS Publication 41) references are shown in parentheses.

                    CLAUSE NUMBER  DATE           TITLE

                    B-7            October 1987 RESPONSIBILITY FOR SUPPLIES
                    2-1            January 1991 INSPECTION--FIXED-PRICE

          E.2  CERTIFICATE OF CONFORMANCE (Clause B-5) (October 1987)

                    a. When authorized in writing by the contracting officer, the contractor may use a Certificate of Conformance for supplies or services that would otherwise require inspection. The right of inspection under the inspection provisions of this contract is not prejudiced by this procedure.

                    b. The contractor's signed certificate must be attached to the inspection or receiving report.

                    c. The Postal Service has the right to reject defective supplies or services within a reasonable time after delivery, by written notification to the contractor. The contractor must promptly replace, correct, or repair the rejected supplies or services at the contractor's expense.

                    d.  The certificate must read as follows:

                    "I certify that on ______________ [Contractor insert
               date], the ___________________ [Insert contractor's name] furnished the supplies or services called for by Contract No. __________ via ___________ [Carrier] on ____________
               [Identify the bill of lading or shipping document] in accordance with all applicable requirements. I further certify that the supplies or services are of the quality specified and conform in all respects with the contract requirements, including specifications, drawings, preservation, packaging, packing, marking requirements, and physical item identification (part number), and are in the quantity shown on this or on the attached acceptance document."
               Date of Execution:  __________________________________


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          072368-96-A-0099

               Signature:  __________________________________________
               Title:  ______________________________________________

          E.3  CONTRACTING OFFICER'S REPRESENTATIVE (COR)
               (Clause OB-21) ALTERNATE I (June 1988)

                    Karen S. Harris is hereby designated the contracting
               officer's representative (COR). The COR may be changed at any time by the Postal Service without prior notice to the contractor, but notification of the change, including the name and address of the successor COR, will be promptly provided to the contractor by the contracting officer in writing.

                    The COR is located at:   3300 S. Parker Road Ste 400
                                             Aurora CO 80014-3500

                    The COR's telephone number is:  (303) 369-1224

                    The responsibilities and limitations of the COR are as
               follows:

                         1. The COR is responsible for the technical aspects of the project and technical liaison with the contractor. The COR is also responsible for the final inspection and acceptance of all reports and has such other responsibilities as may be specified in the contract.

                         2.  The COR is not authorized to make any
                    commitments or otherwise obligate the Postal Service or authorize any changes that affect the contract price, terms, or conditions. Any contractor request for changes must be referred to the contracting officer directly or through the COR. No such changes shall be made without the express prior authorization of the contracting officer. The COR may designate assistant CORs to act for the COR by naming them in writing and transmitting a copy of the designation through the contracting officer to the contractor.

          E.4  DELEGATION OF INSPECTION AND ACCEPTANCE (Clause
               OB-34) (June 1988)

                    a. The contracting officer's representative is hereby delegated the responsibility and authority to conduct inspection and acceptance duties for this contract.

                    b.  Inspection by QAR at contractor's plant.


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          072368-96-A-0099

                    c. Acceptance by Postal Service representative at destination listed on One-Page Delivery Order form.

          E.5  QUALITY ASSURANCE (Clause 2-3) (January 1991)

                    The contractor's inspection system must be in
               accordance with Specification MIL-I-45208, INSPECTION SYSTEM REQUIREMENTS, of the issue in effect on the solicitation date. Copies of MIL-I-45208 may be obtained from the:

                                  COMMANDING OFFICER
                         NAVAL PUBLICATIONS AND FORMS CENTER
                                  ATTENTION CODE CDS
                                  5801 TABOR AVENUE
                              PHILADELPHIA PA 19120-5099




































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          072368-96-A-0099

                           SECTION F - PAYMENT AND FUNDING
                           --------------------------------

          F.1  CLAUSES INCORPORATED BY REFERENCE

                    The following clauses are incorporated by reference as
               if set forth in full text. The full text versions of these clauses are available upon request. Procurement Manual (USPS Publication 41) references are shown in parentheses.

               CLAUSE NUMBER  DATE           TITLE

               B-22           December 1989  INTEREST (PM B.2.1)
               5-1            October 1987   PAYMENT--FIXED-PRICE

          F.2  INVOICES (Clause B-20) (June 1988)

                    a. The contractor's invoices must be submitted before payment can be made.

                    b. The contractor agrees that submission of an invoice to the Postal Service for payment is a certification that:

                         1.  Any services being billed for have been
               performed in accordance with the contract requirements; and

                         2. Any supplies for which the Postal Service is being billed have been shipped or delivered in accordance with shipping instructions issued by the contracting officer in the quantities shown on the invoice, and that the supplies are in the quantity and of the quality designated in the contract.

                    c. To ensure prompt payment, an invoice must be submitted for each destination and each shipment. Each invoice must contain:

                         1.  The contractor's name and address;

                         2.  The contract number;

                         3.  Any applicable task or delivery order number;

                         4. A description of the supplies or services and the dates delivered or performed;

                         5.  The point of shipment or delivery;

                         6.  Any applicable unit prices and extensions;


                                        - 31 -
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          072368-96-A-0099

                         7.  Shipping and payment terms; and

                         8. Any additional information required by the contract.

          F.3  PAYMENT DUE DATE (Clause OB-22) (June 1988)

                    a. Payments under this contract will be due on the 30th calendar day after --

                         1. The date of actual receipt of a proper invoice in the office designated to receive the invoice; or

                         2. The date the deliverables are accepted by the Postal Service, whichever occurs later.

                    b. For the purpose of determining the due date for payment and for no other purpose, acceptance will be deemed to occur on the calendar day after the date of delivery of the deliverables ln accordance with the terms of the contract.

                    c. If the deliverables are rejected for failure to conform to the contract's technical requirements, or for damage in transit or otherwise, the provisions of paragraph b above will apply to the new delivery of replacement deliverables.

                    d. The date of the check issued in payment or the date of payment by wire transfer, when available, will be considered to be the date payment is made.

          F.4  METHOD OF PAYMENT (Clause OB-23) (June 1988)

                    a. Payments under this contract will be made either by check to the contractor or by wire transfer, when available, to an account in the contractor's name in a bank designated by the contractor at the option of the Postal Service.

                    b. The contractor must forward the information called for in this paragraph (b) in writing to the address indicated in the "Billing Instructions" on the Offer and Award page of this document not later than seven calendar days after receipt of notice of award.

                         1. Full name (if practicable), title, phone number, and complete mailing address of responsible official(s) --

                         (a) To whom check payments are to be sent; and

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          072368-96-A-0099

                         (b) Who may be contacted concerning the bank
               account information requested below.

                         2. The following bank account information for accomplishing wire transfers:

                         (a) Name, address, and telegraphic abbreviation of
               the receiving financial institution.

                         (b) Receiving financial institution's nine-digit
               American Bankers Association (ABA) identifying number for routing transfer of funds. Provide this number only if the receiving financial institution has access to the Federal Reserve Communications System (FRCS).

                         (c) Recipient's name and account number at the
               receiving financial institution to be credited with the funds.

                         (d) If the receiving financial institution does
               not have access to the FRCS, provide the name of the correspondent financial institution through which the receiving financial institution receives electronic funds transfer messages. If a correspondent financial institution is specified, also provide --

                              (1) Address and telegraphic abbreviation of
               the correspondent financial institution; and

                              (2) The correspondent financial institution's
               nine-digit ABA identifying number for routing transfer of funds.

                    c. Any changes to the information furnished under paragraph b above of this clause must be furnished in writing at least 30 calendar days before the effective date of the change. It is the contractor's responsibility to furnish these changes 30 calendar days before submitting invoices to avoid payments to erroneous addresses or bank accounts.

                    d. The document furnishing the information required in paragraphs (b) and (c) above must be dated and contain the signature, title, and telephone number of the contractor official authorized to provide it, as well as the contractor's name and contract number.





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          072368-96-A-0099

                             SECTION G - SPECIAL CLAUSES
                             ----------------------------

          G.1  CONTRACT TYPE (Clause B-3) (February 1991)

                    This is a firm fixed price contract.

          G.2  ORDER OF PRECEDENCE (Clause B-29) (February 1991)

                    Any inconsistency in the provisions of this
               solicitation, the contract awarded under this solicitation, or a contract awarded without the issuance of a written solicitation will be resolved by giving precedence in the following order:

                         a.  The Schedule.

                         b.  The solicitation provisions and instructions.

                         c.  Special clauses and general clauses.

                         d.  Provisions contained in attachments or
               incorporated by reference.




























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          072368-96-A-0099

                           PART 2 - CLAUSES AND ATTACHMENTS
                           --------------------------------

                             SECTION H - GENERAL CLAUSES
                            -----------------------------

          H.1  CLAUSES INCORPORATED BY REFERENCE

                    The following clauses are incorporated by reference as
               if set forth in full text. The full text versions of these clauses are available upon request. Procurement Manual (USPS Publication 41) references are shown in parentheses.

          CLAUSE
          NUMBER    DATE                TITLE

          B-1       June 1988      DEFINITIONS (PM B.2.1)
          B-8       October 1987   ASSIGNMENT OF CLAIMS (PM B.2.1)
          B-14      October 1987   EXAMINATION OF RECORDS (PM B.2.1)
          B-21      October 1987   CHANGE-ORDER ACCOUNTING (PM B.2.1)
          B-25      June 1988      ADVERTISING OF CONTRACT AWARDS
                                   (PM B.2.1)
          B-28      October 1987   SAFETY AND HEALTH STANDARDS (PM B.2.1)
          1-5       April 1993     GRATUITIES OR GIFTS (PM 1.7.8)
          1-6       October 1987   CONTINGENT FEES
          6-1       January 1991   BANKRUPTCY (PM 6.2.7)
          7-6       October 1987   FEDERAL, STATE, AND LOCAL TAXES
          10-1      December 1989  PARTICIPATION OF SMALL, MINORITY-OWNED,
                                   AND WOMAN-OWNED BUSINESSES (PM 10.1.5)
          10-2      February 1992  SMALL, MINORITY-OWNED, AND
                                   WOMAN-OWNED BUSINESS
                                   SUBCONTRACTING REQUIREMENTS (PM 10.1.5)
          10-3      October 1987   CONVICT LABOR (PM 10.2.2)
          10-8      October 1987   WALSH-HEALEY PUBLIC CONTRACTS ACT
                                   (PM 10.2.5)
          10-9      October 1987   EQUAL OPPORTUNITY (PM 10.2.7)
          10-11     October 1987   EQUAL OPPORTUNITY PREAWARD CLEARANCE
                                   OF SUBCONTRACTS
          10-15     October 1987   AFFIRMATIVE ACTION FOR HANDICAPPED
                                   WORKERS (PM 10.2.11)
          10-16     July 1995      AFFIRMATIVE ACTION FOR DISABLED VETERANS
                                   AND VETERANS OF THE VIETNAM ERA
                                   (PM 10.2.12)
          10-17     January 1991   PREFERENCE FOR DOMESTIC SUPPLIES
                                   (PM 10.3.2)
          10-19     October 1987   CLEAN AIR AND WATER (PM 10.4.2)
          10-20     December 1989  DRUG-FREE WORKPLACE (PM 10.5.4)

          H.2  CHANGES (Clause B-2) (October 1987)


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          072368-96-A-0099

                    a. The contracting officer may, in writing, without notice to any sureties, order changes within the general scope of this contract in the following:

                         1. Drawings, designs, or specifications when supplies to be furnished will be specially manufactured for the Postal Service in accordance with them.

                         2.  Statement of work or description of services.

                         3.  Method of shipment or packing.

                         4. Place of delivery of supplies or performance of services.

                         5.  Delivery or performance schedule.

                         6.  Postal Service-furnished property or
               facilities.

                    b. Any other written or oral order (including direction, instruction, interpretation, or determination) from the contracting officer that causes a change will be treated as a change order under this clause, provided that the contractor gives the contracting officer written notice stating (1) the date, circumstances, and source of the order and (2) that the contractor regards the order as a change order.

                    c. If any such change affects the cost of performance or the delivery schedule, the contract will be modified to effect an equitable adjustment.

                    d. The contractor's claim for equitable adjustment must be asserted within 30 days of receiving a written change order. A later claim may be acted upon - but not after final payment under this contract - if the contracting officer decides that the facts justify such action.

                    e. Failure to agree to any adjustment is a dispute under the Claims and Disputes clause. Nothing in that clause excuses the contractor from proceeding with the contract as changed.

          H.3  CLAIMS AND DISPUTES (Clause B-9) (June 1988)

                    a. This contract is subject to the Contract Disputes Act of 1978 (41 U.S.C. 601-613) ("the Act").



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          072368-96-A-0099

                    b. Except as provided in the Act, all disputes arising under or relating to this contract must be resolved under this clause.

                    c. "Claim," as used in this clause, means a written demand or written assertion by one of the contracting parties seeking, as a matter of right, the payment of money in a sum certain, the adjustment or interpretation of contract terms, or other relief arising under or relating to this contract. However, a written demand or written assertion by the contractor seeking the payment of money exceeding $50,000 is not a claim under the Act until certified as required by subparagraph d.2 below. A voucher, invoice, or other routine request for payment that is not in dispute when submitted is not a claim under the Act. The submission may be converted to a claim under the Act by complying with the submission and certification requirements of this clause, if it is disputed either as to liability or amount or is not acted upon in a reasonable time.

                    d. 1. A claim by the contractor must be made in writing and submitted to the contracting officer for a written decision. A claim by the Postal Service against the contractor is subject to a written decision by the contracting officer.

                         2. For contractor claims exceeding $50,000, the contractor must submit with the claim a certification that -

                              (a) The claim is made in good faith;

                              (b) Supporting data are accurate and complete
               to the best of the contractor's knowledge and belief; and

                              (c) The amount requested accurately reflects
               the contract adjustment for which the contractor believes the Postal Service is liable.

                         3. (a) If the contractor is an individual, the certification must be executed by that individual.

                                   (1) A senior company official in charge
               at the contractor's plant or location involved; or

                                   (2) An officer or general partner of the
               contractor having overall responsibility for the conduct of the contractor's affairs.

                    e. For contractor claims of $50,000 or less, the contracting officer must, if requested in writing by the

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          072368-96-A-0099

               contractor, render a decision within 60 days of the request. For contractor-certified claims over $50,000, the contracting officer must, within 60 days, decide the claim or notify the contractor of the date by which the decision will be made.

                    f. The contracting officer's decision is final unless the contractor appeals or files a suit as provided in the Act.

                    g. The Postal Service will pay interest on the amount found due and unpaid from:

                         1. The date the contracting officer receives the claim (properly certified if required); or

                         2. The date payment otherwise would be due, if that date is later, until the date of payment.

                    h. Simple interest on claims will be paid at a rate determined in accordance with the Interest clause.

                    i. The contractor must proceed diligently with performance of this contract, pending final resolution of any request for relief, claim, appeal, or action arising under the contract, and comply with any decision of the contracting officer.

          H.4  PRICING OF ADJUSTMENTS (Clause B-10) (October 1987)

                    When costs are a factor in determining any contract
               price adjustment under the Changes clause or any other provision of this contract, chapter 5 of the USPS Procurement Manual in effect on the date of this contract will serve as a guide in negotiating the adjustment.

          H.5  TERMINATION FOR CONVENIENCE (Clause B-11) (October 1987)

                    a. Performance under this contract may be terminated by the Postal Service in whole or in part whenever the contracting officer determines that termination is in the interest of the Postal Service. A termination may be effected by delivery to the contractor of a notice of termination specifying the extent of work terminated, and the effective date of the termination.

                    b. Upon receipt of a notice of termination, unless otherwise directed by the contracting officer, the contractor must take the following actions:


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          072368-96-A-0099

                         1. Stop work to the extent specified in the notice.

                         2. Place no further orders or subcontracts for materials, services, or facilities except as may be necessary for completion of the unterminated work.

                         3. Terminate all orders and subcontracts to the extent that they relate to the work terminated.

                         4. Assign to the Postal Service, as directed by the contracting officer, all right, title, and interest of the contractor under the orders and subcontracts terminated. The Postal Service has the right, in its discretion, to settle or pay claims arising out of these terminations.

                         5. Settle all outstanding liabilities and claims arising out of the termination of orders and subcontracts, with the approval or ratification of the contracting officer. The contracting officer's decision is final for the purposes of this clause.

                         6. Transfer title to the Postal Service and deliver as directed by the contracting officer -

                              (a) Work in process, completed work, and
               other material produced as a part of or acquired for the work terminated; and

                              (b) The completed or partially completed
               plans, drawings, information, and other property that, if the contract had been completed, would have been furnished to the Postal Service.

                         7. Use its best efforts to sell as directed by the contracting officer any property of the types referred to in subparagraph b.6 above, provided that the contractor may acquire property under the conditions prescribed and at prices approved by the contracting officer, and the proceeds of any such transfer will be applied in reduction of any payments to be made by the Postal Service to the contractor, or be credited to the price or cost of the work covered by this contract, or be paid in any manner directed by the contracting officer.

                         8.  Complete performance of the work not
               terminated.

                         9. Take any action that may be necessary, or that the contracting officer may direct, for protecting and

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          072368-96-A-0099

               preserving any property related to this contract that is in the possession of the contractor and in which the Postal Service has or may acquire an interest.

                    c. At any time, the contractor may submit to the contracting officer a list, certified as to quantity and quality, of termination inventory not previously disposed of and may request the Postal Service to remove inventory items or enter into a storage agreement covering them. Not later than 15 days after receiving this request, the Postal Service will accept title to the items and remove them or enter into a storage agreement. The list will be subject to verification by the contracting officer upon removal of the items or, if the items are stored, within 45 days after submission of the list.

                    d. After termination, the contractor must submit to the contracting officer a termination claim in the form and with the certification prescribed by the contracting officer. The claim must be submitted promptly, but in no event more than one year after the effective date of termination, unless an extension in writing is granted by the contracting officer. However, if the contracting officer determines that the facts justify such action, any termination claim may be received and acted upon at any time after the one-year period. Upon failure of the contractor to submit a termination claim within the time allowed, the contracting officer may determine, on the basis of the information available, the amount, if any, due the contractor by reason of the termination and will pay that amount.

                    e. If the contractor and the contracting officer fail to agree on the amount to be paid to the contractor by reason of the termination, the contracting officer will determine the amount, if any, due the contractor and pay the contractor the contract price for completed and accepted supplies or services not previously paid for (adjusted for any saving of freight and other charges) and, with respect to all other contract work performed before the effective date of termination, the total of -

                         1.  The cost of such work;

                         2. The cost of settling and paying claims arising out of the termination of work under subcontracts; and

                         3. A profit on e.1 above, determined by the contracting officer to be fair and reasonable; but if it appears that the contractor would have sustained a loss on

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          072368-96-A-0099

               the entire contract had it been completed, no profit will be included, and an appropriate adjustment will be made reducing the amount of the settlement to reflect the indicated rate of loss.

                    f. The total sum to be paid to the contractor may not exceed the total contract price as reduced by the payments made and as further reduced by the contract price of work not terminated. Except for normal spoilage, and except to the extent that the Postal Service expressly assumed the risk of loss, there will be excluded from the amounts payable to the contractor under paragraph e above, the fair value, as determined by the contracting officer, of property destroyed, lost, stolen, or damaged so as to become undeliverable to the Postal Service, or to a buyer.

                    g. Any determination of costs will be governed by the cost principles set forth in chapter 5 of the USPS
               Procurement Manual in effect on the effective date of termination.

                    h. The contractor has the right of review under the Claims and Disputes clause of any determination made by the contracting officer under paragraph d or e above, except that, if the contractor has failed to submit its termination claim within the time provided in paragraph d above and has failed to request an extension of time, there may be no right of review.

                    i. In arriving at the amount due the contractor, there must be deducted --

                         1. All unliquidated advance or other payments to the contractor applicable to the terminated portion of this contract;

                         2. Any claim that the Postal Service may have against the contractor under this contract; and

                         3. The agreed price for or the proceeds of sale of materials, supplies, or other things kept by the contractor or sold and not recovered by or credited to the Postal Service.

                    j. If the termination is partial, the contractor must file with the contracting officer a request in writing for an equitable adjustment of the price specified in the contract relating to the continued portion of the contract.



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          072368-96-A-0099

                    k. The Postal Service may, under the terms and conditions it prescribes, make partial payments and payments on account in connection with the terminated portion of this contract whenever the aggregate of these payments is within the amount to which the contractor is entitled.

                    1. Unless otherwise provided in this contract, or by statute, the contractor, for a period of three years after final settlement, must preserve and make available to the Postal Service at all reasonable times at the contractor's office, all books, records, documents, and other evidence bearing on the costs and expenses of the contractor under this contract and relating to the work terminated. If the contracting officer approves, photographs, microphotographs, or other authentic reproductions may be maintained instead of the originals.

          H.6  TERMINATION FOR DEFAULT (Clause B-13) (October 1987)

                    a. 1. The Postal Service may, subject to paragraphs c and d below, by written notice of default to the contractor, terminate this contract in whole or in part if the contractor fails to -

                         (a) Complete the requirements of this contract
               within the time specified in the contract or any extension;

                         (b) Make progress, so as to endanger performance
               of this contract (but see paragraph d below); or

                         (c) Perform any of the other provisions of this
               contract (but see subparagraph a.2 following).

                         2. The Postal Service's right to terminate this contract under a.l(b) and (c) above may be exercised if the contractor does not cure the failure within ten days (or more if authorized in writing by the contracting officer) after receipt of the notice from the contracting officer specifying the failure.

                    b. If the Postal Service terminates this contract in whole or in part, it may acquire similar supplies or services or complete the work, and the contractor will be liable to the Postal Service for any excess costs. However, the contractor must continue the work not terminated.

                    c. Except for defaults of subcontractors at any tier, the contractor is not liable for any excess costs if the failure to perform the contract arises from causes beyond


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          072368-96-A-0099

               the control and without the fault or negligence of the contractor.

                    d. If the failure to perform is caused by the default of a subcontractor at any tier, and if the cause of the default is beyond the control of both the contractor and subcontractor, and without the fault or negligence of either, the contractor is not liable for any excess costs for failure to perform, unless the subcontracted supplies or services were obtainable from other sources in sufficient time for the contractor to meet the required delivery schedule.

                    e. If this contract is terminated for default, the Postal Service may require the contractor to transfer title and deliver to the Postal Service, as directed by the contracting officer, any completed supplies, partially completed supplies, and materials, parts, tools, dies, jigs, flxtures, plans, drawings, information, and contract rights that the contractor has specifically produced or acquired for the terminated portion of this contract. Upon direction of the contracting officer, the contractor must also protect and preserve property in its possession in which the Postal Service has an interest.

                    f. The Postal Service will pay the contract price for completed items delivered and accepted. The contractor and contracting officer may agree on the amount of payment for items delivered and accepted under paragraph e above for the protection and preservation of the property. Failure to agree will be a dispute under the Claims and Disputes clause. The Postal Service may withhold from these amounts any sum the contracting officer determines to be necessary to protect the Postal Service against loss because of outstanding claims.

                    g. If, after termination, it is determined that the contractor was not in default, or that the delay was excusable, the rights and obligations of the parties will be the same as if the termination had been issued for convenience.

                    h. The rights and remedies of the Postal Service under this clause are in addition to any other rights and remedies provided by law or under this contract.

          H.7  OPTION TO EXTEND THE TERM OF THE CONTRACT (Clause
               2-20) (October 1987)



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          072368-96-A-0099

                    This contract is renewable, at the option of the Postal
               Service, by the contracting officer giving written notice of renewal to the contractor within the period specified in the schedule. If the Postal Service exercises this option for renewal, the contract as renewed includes this option clause. The duration of this contract, including renewals, may not exceed the time limit set forth in the schedule.

          H.8  PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA
               (Clause 5-22) (July 1995)

                    a. If any price, including profit or fee, negotiated in connection with this contract, or modification to this contract, or any cost reimbursable under this contract, was increased by any significant amount because:

                         1. The contractor or subcontractor furnished cost or pricing data that were not complete, accurate, and current as of the date of final agreement on price;

                         2. A subcontractor or prospective subcontractor furnished the contractor cost or pricing data that were not complete, accurate, and current as of the date of final agreement on price; or

                         3. Any of these parties furnished data of any description that were not accurate - then the price or cost will be reduced accordingly and the contract will be modified to reflect the reduction.

                    b. Any reduction in the contract price under paragraph a above due to defective data from a prospective subcontractor that was not awarded the subcontract will be limited to the amount, plus applicable overhead and profit markup, by which the actual subcontract, or the actual cost to the contractor if there was no subcontract, was less than the prospective subcontract cost estimate submitted by the contractor (provided that the actual subcontract price was not itself affected by defective cost or pricing data).

          H.9  SUBCONTRACTOR COST OR PRICING DATA (Clause 5-23)
               (October 1987)

                    a. Before awarding any subcontract or pricing any subcontract modification, the contractor must require the subcontractor to submit cost or pricing data whenever cost or pricing data are required by chapter 5 of the USPS Procurement Manual.



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          072368-96-A-0099

                    b. If the subcontractor is required to submit cost or pricing data under paragraph a above, then the contractor must insert the substance of this clause, including this paragraph b, in the subcontract.

          H.10 QUALIFICATION REQUIREMENTS--COMPONENTS OF END ITEMS (Clause OB-52) (June 1988)

                    a. "Qualification requirement," as used in this clause, means a requirement for testing or other quality assurance demonstration that must be completed before award of subcontracts or before beginning manufacture of certain components of end items covered by this contract.

                    b. If any of the end items to be acquired by the Postal Service will contain one or more components that are subject to a qualification requirement, the components or their manufacturers must demonstrate their abilities to meet the standards specified for qualification before the contractor awards any subcontract for the components. If the contractor plans to manufacture components, the contractor must have demonstrated its ability to meet the standards specified for qualification before beginning to manufacture the components. The components need not be qualified before the manufacture of the prototype, preproduction model, or first article, for qualification testing.

                    c. Delay resulting from the contractor's awaiting qualification approval by the Postal Service of a component or its manufacturer will not constitute excusable delay when a previously qualified component could have been acquired in time to meet the end item delivery schedule.

                    d. Any change in location or ownership of the plant where a previously qualified product was manufactured requires reevaluation of whether the standards specified for qualification are still met. The reevaluation must be completed before the award of any subcontract for the components or before beginning the manufacture of the components.










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                           SECTION I - LIST OF ATTACHMENTS
                           --------------------------------

          ATTACHMENT                    TITLE                         NO OF
            NO.                                                       PAGES

            1.      INSTRUCTIONS FOR QUARTERLY REPORTS OF SMALL,      2
                    WOMAN-OWNED, AND MINORITY OWNED SUBCONTRACTS

            2.      USPS-B-1118E, USPS SPECIFICATION                  40
                    FOR CLUSTER BOX UNITS

            3.      LIST OF ORDERING OFFICIALS                        11

            4.      SAMPLE ONE-PAGE DELIVERY ORDER FORM               1




































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                           PART 3 - SOLICITATION PROVISIONS
                          ---------------------------------

                         SECTION J - INSTRUCTIONS TO OFFERORS
                         ------------------------------------

          J.1  SUBMISSION OF FINANCIAL STATEMENTS (Provision OA-27)
               (July 1988)

                    Specific reference is made to Section K, Provision A-1,
               Preparation of Proposals.

                    For the purpose of this requirement, the term "current
               financial statement" is defined as the data (including both the Balance Sheet and Income Statement covering each of the offeror's immediate past two fiscal years (normally the most Annual Reports), together with an interim report to as near the submission date as possible. These guidelines are to be observed:

                    a. Statements shall be prepared in accordance with Generally Accepted Accounting Principles.

                    b. Statements shall include all required notes to the Financial Statements.

                    c. Statements must be certified by either a company executive as to the accuracy and veracity of the statements, or by an opinion statement on the fairness of the presentation after review by independent auditors.

                    d. The Income Statements must incorporate or have attached "Schedule of Cost and Goods Sold." This schedule must reflect Direct Materials, Direct Labor, and Overhead used to compute the cost of goods sold amount.

                    It may become necessary for the offeror to submit
               additional financial information prior to award.

                    Financial information received will be treated as
               confidential and will not be used for purposes other than evaluation of financial responsibility.

          J.2  TYPE OF CONTRACT (Provision 5-1) (October 1987)

                    The Postal Service plans to award a firm fixed price
               type of contract under this solicitation, and all proposals must be submitted on this basis. Alternate proposals based on other contract types [_] will [X] will not be considered.


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          072368-96-A-0099

          J.3  AMENDMENTS TO PROPOSALS (Provision OA-3) (June 1988)

                    Any changes to a proposal made by the offeror after its
               initial submittal must be accomplished by replacement pages. Changes from the original page must be indicated on the outside margin by vertical lines adjacent to the change.
               The offeror must include the date of the amendment on the lower right corner of the changed pages.

          J.4  INSTRUCTIONS FOR THE PREPARATION OF TECHNICAL
               AND/OR BUSINESS PROPOSALS

                    The following instructions establish the acceptable
               minimum requirements for the format and the content of proposals:

                    a. Technical Proposal. The technical section must contain a detailed technical discussion and description of the offeror's methodology to be used in accomplishing the effort, including the rationale for the approach proposed. It must be precise, factual, and complete and must contain the information listed Section M.5.

                    b.  Price Proposal

                         1. All price proposals for base and option years must be accompanied by a full Bill of Materials (e.g., materials, labor, overhead, and general and administration rates) for each item to be supplied by contractor.

                         2. All costs must be defined in the contract pricing proposal. Subcontract costs must be defined and accompanied by their respective contract pricing cover sheets and supporting data.

                         2. Offeror must identify its cognizant Government audit agency. If the offeror has no cognizant Government audit agency, the details supporting the fringe benefit, labor overhead, and general and administration rates must be provided as part of the cost proposal. All rates must be those anticipated to be in effect during the period of performance of the contract.









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                   SECTION K - SOLICITATION NOTICES AND PROVISIONS
                 ---------------------------------------------------

          K.1  PROVISIONS INCORPORATED BY REFERENCE

                    The following provisions are incorporated by reference
               as if set forth in full text. The full text of these provisions is available from the contracting officer upon request. Procurement Manual (USPS Publication
               41) references are shown in parentheses.

          PROVISION
           NUMBER        DATE           TITLE

            A-1     October 1987   PREPARATION OF PROPOSALS (PM A.2.3)
            A-2     October 1987   SUBMISSION OF PROPOSALS (PM A.2.3)
            A-3     October 1987   MODIFICATION OR WITHDRAWAL OF PROPOSALS
                                   (PM A.2.3)
            A-4     October 1987   LATE SUBMISSIONS AND MODIFICATIONS
                                   OF PROPOSALS (PM A.2.3)
            A-5     October 1987   ACKNOWLEDGEMENT OF SOLICITATION
                                   AMENDMENTS (PM A.2.3)
            A-6     October 1987   EXPLANATION TO PROSPECTIVE OFFERORS (PM
                                   A.2.3)
            A-7     June 1988      RESTRICTION AND USE OF DATA (PM A.2.3)
            A-8     February 1992  CONTRACT AWARD (PM A.2.3)
            A-9     October 1987   AWARD WITHOUT DISCUSSIONS (PM A.2.3)
            A-10    October 1987   DISCOUNTS (PM A.2.3)
            A-12    October 1987   POSTAL-FURNISHED PROPERTY OR SERVICES
                              (PM A.2.3)
            A-14    October 1987   FAILURE TO SUBMIT PROPOSAL (PM A.2.3)
            A-15    October 1987   PROTESTS (PM A.2.3)

          K.2  LABOR INFORMATION (Provision A-13) (October 1987)

                    General information regarding the requirements of the
               Walsh-Healey Public Contracts Act (41 U.S.C. 35-45), the Contract Work Hours and Safety Standards Act (40 U.S.C. 327-333), and the Service Contract Act of 1965 (41 U.S.C. 351 et seq.) may be obtained from the Department of Labor, 200 Constitution Avenue, N.W., Washington, DC 20210-0999, or from any regional office of that agency.

          K.3  WARRANTY INFORMATION (Provision 2-1) (October 1987)

                    Offerors must submit information on any standard
               commercial warranties provided for offered products. The Postal Service will consider these warranties in determining the most advantageous proposal, to the extent provided in the evaluation factors.

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          072368-96-A-0099

          K.4 NOTICE OF SMALL, MINORITY-OWNED, AND WOMAN-OWNED BUSINESS SUBCONTRACTING REQUIREMENTS (Provision 10-1) (February 1992)

                    All offerors, except small businesses, must submit with
               their proposals the subcontracting plan required by the clause entitled Small, Minority-Owned, and Woman-Owned Business Subcontracting Requirements.

          K.5  PREAWARD EQUAL OPPORTUNITY COMPLIANCE REVIEW
               (Provision 10-5) (April 1989)

                    If the contract award will be $1,000,000 or more, the
               prospective contractor and its known first-tier subcontractors with subcontracts of $1,000.000 or more will be subject to a preaward compliance review. In order to qualify for award, the prospective contractor and first-tier subcontractors must be found in compliance pursuant to 41 CFR 60-1.20.

          K.6  POSTAWARD ORIENTATION CONFERENCE (Provision OA-5)
               (June 1988)

                    The Postal Service may require the successful offeror
               to attend a post-award conference. If required, it will be scheduled and held prior to the start of contract performance. The conference will be held at the:

                         DENVER PURCHASING & MATERIALS
                         SERVICE CENTER (P&MSC)
                         3300 S PARKER RD STE 440
                         DENVER CO 80014-3500

          K.7  NOTICE OF PREAWARD SURVEY (Provision OA-34) (June 1988)

                    a. Offerors are advised that the Postal Service may contact prospective contractors to determine their capabilities to perform the work specified in this solicitation. In addition to financial statement and credit rating checks, the Postal Service may visit a prospective contractor's facilities to perform reviews or may ask for additional written information. Areas of interest in this regard may include --

                         1.  Performance plans;

                         2.  Quality control plans;

                         3.  Personnel recruitment and training plans;

                         4.  Workload factors for manpower utilization;

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          072368-96-A-0099


                         5.  Management plan for handling peak workloads;

                         6.  Production capability, including--

                              (a) Plant facilities and equipment;

                              (b) Purchasing and subcontracting;

                              (c) Labor resources;

                              (d) Performance record; and

                              (e) Ability to meet delivery schedules;

                         7.  Environmental/energy considerations;

                         8.  Plant safety;

                         9.  Technical and professional abilities;

                         10.  Accounting systems; and

                         11.  Postal Service property controls.

                    b. Offerors are also advised that accomplishment of this survey is a part of the evaluation process and is not an indication that an offeror will receive an award.

          K.8 PREQUALIFIED SOURCES OR SERVICE SUPPLIERS AND APPROVED PRODUCTS (Provision OA-38) (June 1988)

                    a. This solicitation identifies supplies or services to which a qualification requirement applies. With respect to those supplies or services, the contracting officer reserves the right to consider only the proposals of offerors who appear, or whose products appear, on the approved products list, qualified manufacturers list, or qualified offerors list appropriate to this solicitation as of the effective date of this solicitation.

                    b. Unless determined by the contracting officer to be in the Postal Service's best interests, this procurement will not be delayed ln order to provide an offeror the opportunity to meet standards specified for qualification.






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          072368-96-A-0099

                    SECTION L - REPRESENTATIONS AND CERTIFICATIONS
                    ----------------------------------------------

          L.1  TYPE OF BUSINESS ORGANIZATION (Provision A-20)
               (December 1989)

                    The offeror, by checking the applicable blocks,
               represents that it:

                    a. Operates as [X] a corporation incorporated under the laws of the State of DELAWARE, [_] an individual, [_] a partnership, [_] a joint venture, [_] a nonprofit organization, [_] or an educational institution; and

                    b. Is a [X] small business concern, [_] minority-owned business, [_] woman-owned business, [_] labor surplus area concern, [_] educational or other non-profit organization, or [_] none of the above entities.

                    c. SMALL 8USINESS CONCERN. A small business concern for the purposes of Postal Service procurement means a business, including an affiliate, that is independently owned and operated, is not dominant in producing or performing the supplies or services being purchased, and has no more than 500 employees, unless a different size standard has been established by the Small Business Administration (see 13 CFR 121, particularly for different size standards for airline, railroad, and construction companies). For subcontracts of $50,000 or less, a subcontractor having no more than 500 employees qualifies as a small business without regard to other factors.

                    d. MINORITY-OWNED BUSINESS. A minority-owned business is a concern that is at least 51 percent owned by, and whose management and daily business operations are controlled by, one or more members of a socially and economically disadvantaged minority group, namely U.S. citizens who are Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, or Asian-Indian Americans. (Native Americans are American Indians, Eskimos, Aleuts, and Native Hawaiians. Asian-Pacific Americans are U.S. citizens whose origins are Japanese, Chinese, Filipino, Vietnamese, Korean, Samoan, Laotian, Cambodian, Taiwanese or in the U.S. Trust Territories of the Pacific Islands. Asian-Indian Americans are U.S. citizens whose origins are ln the Indian subcontinent.)

                    e. WOMAN-OWNED BUSINESS. A woman-owned business is a concern at least 51 percent of which is owned by a woman (or women) who is a U.S. citizen, controls the firm by

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          072368-96-A-0099

               exercising the power to-make policy decisions, and operates the business by being actively involved in day-to-day management.

                    f. LABOR SURPLUS AREA. A geographical area which at the time of award is either a section of concentrated unemployment or underemployment, a persistent labor surplus area, or a substantial labor surplus area, as defined in this paragraph.

                         1.  Section of concentrated unemployment or
               underemployment means appropriate sections of States or labor areas so classified by the Secretary of Labor.

                         2. Persistent labor surplus area means an area which is classified by the Department of Labor as an area of substantial and persistent labor surplus (also called Area of Substantial and Persistent Unemployment) and is listed as such by that Department in conjunction with its publication, Area Trends in Employment and Unemployment.

                         3. Substantial labor surplus area means an area which is classified by the Department of Labor as an area of substantial labor surplus (also called Area of Substantial Unemployment) and which is listed as such by that Department in conjunction with its publication Area Trends in Employment and Unemployment.

                    g. LABOR SURPLUS AREA CONCERN. A firm which will perform or cause to be performed a substantial proportion of a contract in a labor surplus area.

                    h. EDUCATIONAL OR OTHER NON-PROFIT ORGANIZATION. Any corporation, foundation, trust, or other institution operated for scientific or educational purposes, not organized for profit, no part of the net earnings of which inures to the profits of any private shareholder or individual.

          L.2  PARENT COMPANY AND TAXPAYER IDENTIFICATION NUMBER
               (Provision A-21) (October 1987)

                    a. A parent company is one that owns or controls the basic business policies of an offeror. To own means to own more than 50 percent of the voting rights in the offeror.
               To control means to be able to formulate, determine, or veto basic business policy decisions of the offeror. A parent company need not own the offeror to control it; it may exercise control through the use of dominant minority voting


                                        - 53 -
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          072368-96-A-0099

               rights, proxy voting, contractual arrangements, or otherwise.

                    b.  Enter the offeror's Taxpayer Identification Number
               (TIN) in the space provided. The TIN is the offeror's Social Security Number or other Employee Identification Number used on the offeror's Quarterly Federal Tax Return, U.S. Treasury Form 941.

          Offeror's TIN:      16-1068506
                         -----------------------

                    c. [X] Check this block if the offeror is owned or controlled by a parent company.

                    d. If the block above is checked, provide the following information about the parent company:

               Parent Company's Name: AMERICAN LOCKER GROUP INCORPORATED Parent Company's Main Office Address: PO BOX 1000
               No. and Street:  15 WEST SECOND STREET
               City:    JAMESTOWN    State:    NY    Zip Code:  14702-1000
               Parent Company's TIN:  16-0338330

                    e. If the offeror is a member of an affiliated group that files its federal income tax return on a consolidated basis (whether or not the offeror is owned or controlled by a parent company, as provided above) provide the name and TIN of the common parent of the affiliated group:

               Name of Common Parent:  ____________________________
               Common Parent's TIN:  ______________________________

          L.3  AUTHORIZED NEGOTIATORS (Provision A-22) (October 1987)

                    The offeror represents that the following persons are
               authorized to negotiate on its behalf with the Postal Service in connection with this solicitation [Offeror list names, titles, and telephone numbers of the authorized negotiators].

               H. J. RUTTENBERG, CHAIRMAN, CEO & TREASURER (800) 828-9118
               -------------------------------------------
               A. N. DITONTO, PRESIDENT, COO & SECRETARY         "
               -------------------------------------------
               M. A. DITONTO, VICE PRESIDENT DEVELOPMENT         "
               -------------------------------------------
               R. J. GLOSSER, VICE PRESIDENT OPERATIONS          "
               -------------------------------------------


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          072368-96-A-0099

          L.4  PLACE OF PERFORMANCE (Provision A-23) (October 1987)

                    If the offeror intends, in the performance of any
               contract resulting from this solicitation, to use one or more facilities located at addresses different from the offeror's address as indicated in this proposal, the offeror must include in its proposal a statement referencing this provision and identifying those facilities by street address, city, county, state, and ZIP Code, and the name and address of the operators of those facilities if other than the offeror.

          L.5  CERTIFICATE OF INDEPENDENT PRICE DETERMINATION
               (Provision 1-1) (October 1987)

                    a. By submitting this proposal, the offeror certifies, and in the case of a joint proposal each party to it certifies as to its own organization, that in connection with this solicitation --

                         1. The prices proposed have been arrived at independently, without consultation, communication, or agreement, for the purpose of restricting competition, as to any matter relating to the prices with any other offeror or with any competitor;

                         2. Unless otherwise required by law, the prices proposed have not been and will not be knowingly disclosed by the offeror before award of a contract, directly or indirectly to any other offeror or to any competitor; and

                         3. No attempt has been made or will be made by the offeror to induce any other person or firm to submit or not submit a proposal for the purpose of restricting competition.

                    b.  Each person signing this proposal certifies that--

                         1. He or she is the person in the offeror's organization responsible for the decision as to the prices being offered herein and that he or she has not participated, and will not participate, in any action contrary to paragraph a above; or

                         2. He or she is not the person in the offeror's organization responsible for the decision as to the prices being offered but that he or she has been authorized in writing to act as agent for the persons responsible in certifying that they have not participated, and will not participate, in any action contrary to paragraph a above,

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          072368-96-A-0099

               and as their agent does hereby so certify; and he or she has not participated, and will not participate, in any action contrary to paragraph a above.

                    c. Modification or deletion of any provision in this certificate may result in the disregarding of the proposal as unacceptable. Any modification or deletion should be accompanied by a signed statement explaining the reasons and describing in detail any disclosure or communication.

          L.6  CONTINGENT FEE REPRESENTATION (Provision 1-2) (October 1987)

                    a.  The offeror must complete the following
               representations:

                         1. The offeror [_] has [X] has not employed or retained any company or person (other than a full-time bona fide employee working solely for the offeror) to solicit or secure this contract.

                         2. The offeror [_] has [X] has not paid or agreed to pay any company or person (other than a full-time bona fide employee working solely for the offeror) any fee, commission, percentage, or brokerage fee, contingent upon or resulting from the award of this contract.

                    b. If either representation is in the affirmative, or upon request of the contracting officer, the offeror must furnish, in duplicate, a completed Form 7319, "Contractor's Statement of Contingent or Other Fees", and any other information requested by the contracting officer. If the offeror has previously furnished a completed Form 7319 to the office issuing this solicitation, it may accompany its proposal with a signed statement --

                         1.  Indicating when the completed form was
               previously furnished;

                         2.  Identifying the number of the previous
               solicitation or contract, if any, in connection with which the form was submitted; and

                         3. Representing that the statement on the form is applicable to this proposal.

          L.7 REGULAR DEALER/MANUFACTURER REPRESENTATION (Provision 10-2) (October 1987)




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          072368-96-A-0099

                    By checking the applicable block, the offeror
               represents that it is a [_] regular dealer in [X] manufacturer of the supplies offered.

          L.8 CERTIFICATION OF NONSEGREGATED FACILITIES (Provision 10-3) (October 1987)

                    a. By submitting this proposal, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that lt does not and will not permit its employees to perform services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in this contract.

                    b. As used in this certification, "segregated facilities" means any waiting rooms, work areas, rest rooms or wash rooms, restaurants or other eating areas, time clocks, locker rooms or other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, or housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise.

                    c. The offeror further agrees that (unless it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors before awarding subcontracts exceeding $10,000 that are not exempt from the provisions of the Equal Opportunity clause; that it will retain these certifications in its files; and that it will forward the following notice to these proposed subcontractors (except when they have submitted identical certifications for specific time periods):


                                        NOTICE

                    A certification of nonsegregated facilities must be
               submitted before the award of a subcontract exceeding $10,000 that is not exempt from the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (quarterly, semiannually, or annually).

          L.9 EQUAL OPPORTUNITY AFFIRMATIVE ACTION PROGRAM (Provision 10-4) (April 1989)

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          072368-96-A-0099

                    The offeror, by checking the applicable block or
               blocks, represents that it (1) [X] has developed and has on file, [_] has not developed and does not have on file, at each establishment, affirmative action programs as required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2) and [_] has, [_] has not filed the required reports with the Joint Reporting Committee, or
               (2) [_] has not previously had contracts subject to the written affirmative action program requirement of the rules and regulations of the Secretary of Labor.

          L.10 BUY AMERICAN CERTIFICATE--SUPPLIES (Provision 10-7)
               (October 1987)

                    The offeror certifies that each end product, except
               those listed below, is a domestic-source end product (as defined in the Preference for Domestic Supplies clause) and that components of unknown origin are considered to have been mined, produced, or manufactured outside the United States. Excluded end products [Offeror show country of origin for each excluded end product]:

                         ------------------------------------------

                         ------------------------------------------

                         ------------------------------------------

          L.11 CLEAN AIR AND WATER CERTIFICATION (Provision 10-9)
               (October 1987)

                    a. This certification applies only if (1) the offer exceeds $100,000, (2) the offer is for an indefinite quantity and indicates that orders for estimating quantities will exceed $100,000 in any year, (3) a facility to be used is listed on the EPA List of Violating Facilities because of a criminal conviction, or (4) the contract is not otherwise exempt.

                    b. The offeror (1) certifies, by checking the applicable box, that any facility to be utilized in the performance of the proposed contract [_] is, [_] is not, listed on the Environmental Protection Agency List of Violating Facilities as of the date of this proposal, and
               (2) agrees to notify the contracting officer promptly if any communication is received from the Environmental Protection Agency before contract award indicating that any such facility is under consideration for inclusion on the List.



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          072368-96-A-0099

                       SECTION M - EVALUATION AND AWARD FACTORS

          M.1  EVALUATION OF PROPOSALS FOR MULTIPLE AWARDS

                    In addition to other factors, proposals will be
               evaluated on the basis of advantages and disadvantages to the Postal Service that might result from making more than one award (multiple awards). Individual awards will be for the items or combination of items that result in the best value to the Postal Service.

          M.2  EVALUATION EXCLUSIVE OF OPTIONS (Provision OA 26)
               (June 1988)

                    The Postal Service will evaluate offers for award
               purposes by including only the price for the basic requirement; i.e., options will not be included in the evaluation for award purposes.

          M.3  EVALUATION QUANTITIES -- INDEFINITE DELIVERY CONTRACT

                    To evaluate offers for award purposes, the Postal
               Service will apply the offeror's proposed fixed-prices/rates to the estimated minimum quantities detailed in Section A, Items and Prices. The total evaluated quantities represent the minimum that must be ordered under a resulting contract. This estimate is not a representation by the Postal Service that the estimated quantities will be all that will be required or ordered. If multiple awards are made, the minimum quantities shown will be distributed among the successfull contractors based on Postal needs and contractor production capabilities.

          M.4  CONTRACT AWARD AND PROPOSAL EVALUATION

                    a. Award will be made to the responsible offeror whose proposal contains the combination of those evaluation criteria offering the best overall value to the Postal Service. This will be determined by comparing differences in the value of technical and management features with differences in cost to the Postal Service. In making this comparison, the Postal Service is concerned with striking the most advantageous balance between technical and management features and cost to the Postal Service. The evaluation criteria to be used in determining which proposal(s) offer(s) the best value to the Postal Service are listed below in descending order of importance:

                         Past Performance
                         Production Capabilitles

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          072368-96-A-0099

                         Current Management Capabilities
                         Financial Capabilities
                         Past Experience

                    b. Cost/price will be considered in the award decision, although the award may not necessarily be made to that offeror submitting the lowest price.

                    c. Subcontracting plans, if required, will be reviewed for acceptability in the types and amounts of subcontracts to small, minority-owned, and woman-owned business concerns, if this solicitation results in a contract for more than $1 million ($500,000 for construction), the otherwise successful offeror must have an acceptable Small, Minority-owned, and Woman-owned Business Subcontracting Plan to receive award of the contract. (See Clause 10-2, Small, Minority-owned and Woman-owned Business Subcontracting Requirements.)

          M.5  ADRESSING THE TECHNICAL/MANAGEMENT EVALUATION CRITERIA

                    As required in the Statement of Work, the vendor shall
               submit a "Just-In-Time delivery proposal including a plan to meet the requirements of the solicitation that should also address the evaluation criteria listed.

                    To insure that the above criteria are addressed in a
               minimally acceptable fashion, the following guidelines are provided:

                    a. Past Performance - Vendor should address Postal Just-In-Time programs he/she has participated in and describe efforts taken to achieve the goals of the program. Vendor should provide the name and telephone number of a Postal contact to use as a reference.

                    b. Production Capabilities - Vendor should assess and describe his ability to provide the number of boxes required in Section A, Items and Prices by providing current levels of inventory and the maximum number of each type of box that can be produced per month.

                    c. Current Management Capabilities - The vendor should provide an organizational chart and discuss key employees to be involved with the contract. The vendor should also discuss his abilities to provide the telecommunications, ADP equipment, and software required by the solicitation.

                    d. Financial Capabilities - The vendor must provide documentation to affirm his ability to meet the financial

          072368-96-A-0099

               requirements of this solicitation. Vendor must provide financial statements and submit a financial plan that demonstrates he has the working capital and/or other resources to perform the contract.

                    e. Past Experience - The vendor should address any non-Postal Just-In-Time programs he has participated in and describe the efforts taken to achieve the goals of the programs. Vendor should also provide references.










































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